UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main St, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main St, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2012

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2012, enclosed.

Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate
Bond ETFtm

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This wrapper is not part of the shareholder report.

Schwab Fixed-Income ETFs

Annual Report
December 31, 2012

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate
Bond ETFtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the 12 Months Ended December 31, 2012

Schwab U.S. TIPS ETFtm (Ticker Symbol: SCHP)

NAV Return[1]	6.83%
Market Price Return[1]	6.50%
Barclays U.S. TIPS Index (Series-L)SM	6.98%
ETF Category: Morningstar Inflation-Protected Bond[2]	5.78%

Performance Details	pages 6-7

Schwab Short-Term U.S. Treasury ETFtm (Ticker Symbol: SCHO)

NAV Return[1]	0.35%
Market Price Return[1]	0.19%
Barclays U.S. 1-3 Year Treasury Bond IndexSM	0.43%
ETF Category: Morningstar Short Government[2]	0.44%

Performance Details	pages 8-9

Schwab Intermediate-Term U.S. Treasury ETFtm (Ticker Symbol: SCHR)

NAV Return[1]	2.57%
Market Price Return[1]	2.14%
Barclays U.S. 3-10 Year Treasury Bond IndexSM	2.71%
ETF Category: Morningstar Intermediate Government[2]	2.17%

Performance Details	pages 10-11

Schwab U.S. Aggregate Bond ETFtm (Ticker Symbol: SCHZ)

NAV Return[1]	3.90%
Market Price Return[1]	3.32%
Barclays U.S. Aggregate Bond IndexSM	4.21%
ETF Category: Morningstar Intermediate-Term Bond[2]	5.87%

Performance Details	pages 12-13

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the funds. The funds are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such funds.

[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

Schwab Fixed-Income ETFs 3

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Fixed-Income ETFs. These funds are part of CSIM’s line-up of core investment products and are available at some of the lowest costs in the industry. The funds track market-leading, fixed-income indices that are based on various segments of the bond market. The funds also provide the full benefits of an ETF, including transparency, trading flexibility, and potential tax efficiency.

For the 12 months ended December 31, 2012, the funds generated returns that reflected the low yield environment and efforts by the Federal Reserve to stimulate the sluggish U.S. economy. The Fed kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs in an attempt to hold down long-term interest rates. These efforts seemed to help as the economy began to show signs of improvement, while the national unemployment rate dipped below 8.0% during the final months of the year.

Corporate bonds outperformed Treasuries as credit conditions generally improved throughout 2012. Treasury Inflation-Protected Securities were somewhat of an exception, generating higher returns than normal Treasuries due to a combination of inflation adjustments and declining real yields. The Barclays U.S. Aggregate Bond Index—broadly reflecting the U.S. bond market—returned 4.2%, while the Treasury sector of the index returned 2.0%, and the Corporate sector returned 9.8%.

For more information about the Schwab Fixed-Income ETFs, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these products by visiting www.schwabetfs.com, or by contacting us at 1-800-435-4000.

Sincerely,

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Fixed-Income ETFs

Fund Management

Matthew Hastings, CFA, Managing Director and Head of Taxable Bond Strategies, leads the portfolio management team for the Schwab Fixed Income ETFs and Schwab’s taxable bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is government securities, including Treasury inflation-protected securities. Mr. Chan has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1996. His previous roles include managing the Portfolio Operations and Analytics group, and working as a senior manager in Finance. Prior to joining CSIM, Mr. Chan was a manager of finance at GT Capital Management.

Brandon Matsui, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Matsui was an associate portfolio manager on the Beta Management team at BNY Mellon for 11 months. Prior to that, Mr. Matsui spent five years at BlackRock Solutions, where he served as an analyst in the portfolio analytics group, and also a risk analytics manager for their corporate, asset management, and pension clients.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Fixed-Income ETFs 5

Schwab U.S. TIPS ETF™

The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, Series-L (the index). To pursue this investment objective, the fund typically seeks to match the duration, yield curve, and other relevant exposures of the index by generally investing in all of the securities in approximately the same weight as represented by the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

For the 12 months ended December 31, 2012, the fund’s market price return was 6.50% and its NAV return was 6.83% (for an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned 6.98% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. The TIPS sector outperformed most other U.S. bond sectors in 2012, helped by numerous factors that included rising consumer prices. As measured by the non-seasonally adjusted consumer price index for all urban consumers (CPI-U, the index against which TIPS are adjusted), inflation rose 1.7% for the 12 months. This caused an increase in the principal values of TIPS, translating into greater income streams that enhanced returns.

Other supportive developments included greater demand for TIPS amid worries that the Federal Reserve’s efforts to stimulate the economy might lead to a faster pace of future inflation. This greater demand led to higher prices for TIPS, causing their yields to fall. The Fed’s “Operation Twist,” a policy of selling short-term Treasuries and buying longer-term securities (including TIPS), helped TIPS returns as well, as did occasional flights to quality that supported the performance of Treasuries in general.

Based on sub-components of the Barclays US Government Inflation-Linked Bond Index, TIPS returns ranged from 2.4% for five-year and shorter maturities, to 11.5% for TIPS maturing in 10 years or more.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Approximately one-third of the fund was invested in TIPS maturing in 10 years or more, and these longer-term TIPS contributed the most to the fund’s returns. Another roughly one-third of the fund was invested in TIPS maturing in five years or less, with these securities contributing the least to the fund’s performance.

As of 12/31/12:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	100.0%

Weighted Average Maturity[2]	8.9 Yrs
Weighted Average Duration[2]	7.9 Yrs

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	See Glossary for definitions of maturity and duration. Maturity calculations are based on revised methodology adopted as of February 29, 2012.

6 Schwab Fixed-Income ETFs

 Schwab U.S. TIPS ETFtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. TIPS ETFtm (8/5/10)
NAV Return[2]	6.83%	8.94%
Market Price Return[2]	6.50%	8.93%
Barclays U.S. TIPS Index (Series-L)SM	6.98%	9.10%
ETF Category: Morningstar Inflation-Protected Bond[3]	5.78%	9.15%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 7

Schwab Short-Term U.S. Treasury ETF™

The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 1–3 Year Treasury Bond Index (the index). To pursue this investment objective, the fund typically seeks to match the duration, yield curve, and other relevant exposures of the index by generally investing in a representative sample of securities.

For the 12 months ended December 31, 2012, the fund’s market price return was 0.19% and its NAV return was 0.35% (for an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned 0.43% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Short-term Treasuries underperformed corporate bonds and other fixed-income securities with lower credit ratings, as the low yield environment convinced some investors to reach for higher-yielding securities. The Federal Reserve’s decision to keep interest rates at 0% to 0.25% played a major role in this result, anchoring yields on short-term Treasuries at low levels while correspondingly limiting returns. “Operation Twist”—the Fed’s policy of selling short-term Treasuries and buying longer-term securities—provided another element that affected performance.

Other factors influencing the market’s performance included occasional flights to quality, which benefitted short-term Treasuries. Intermittent concern over the euro zone’s sovereign debt crisis, the November elections, and the fiscal cliff—the potential expiration of tax cuts and spending programs in 2013—were all developments that led investors to temporarily shift into Treasuries and other traditional safe havens.

Yields on short-term Treasuries fluctuated only mildly amid this backdrop. Two-year Treasury yields reached a low of roughly 0.20% in mid-January, as the Fed seemed inclined to keep short-term interest rates at low levels for a prolonged period. Yields then rose to a high of approximately 0.40% in early March due to signs of improving economic conditions in the U.S., but finished almost unchanged for the year at 0.25% by the end of December.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Coupon income generated by the fund’s holdings contributed positively to the fund’s total return, while price return detracted from performance.

As of 12/31/12:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	99.9%
Short-Term Investments & Other Assets[2]	0.1%

Weighted Average Maturity[3]	1.9 Yrs
Weighted Average Duration[3]	1.9 Yrs

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration. Maturity calculations are based on revised methodology adopted as of February 29, 2012.

8 Schwab Fixed-Income ETFs

 Schwab Short-Term U.S. Treasury ETFtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab Short-Term U.S. Treasury ETFtm (8/5/10)
NAV Return[2]	0.35%	0.82%
Market Price Return[2]	0.19%	0.78%
Barclays U.S. 1-3 Year Treasury Bond IndexSM	0.43%	0.92%
ETF Category: Morningstar Short Government[3]	0.44%	0.70%

Fund Expense Ratio4: 0.08%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 9

Schwab Intermediate-Term U.S. Treasury ETF™

The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 3-10 Year Treasury Bond Index (the index). To pursue this investment objective, the fund typically seeks to match the duration, yield curve, and other relevant exposures of the index by generally investing in a representative sample of securities.

For the 12 months ended December 31, 2012, the fund’s market price return was 2.14% and its NAV return was 2.57% (for an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned 2.71% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Intermediate-term Treasuries underperformed corporate bonds and other fixed-income securities with lower credit ratings, as the low yield environment convinced some investors to reach for higher-yielding securities. The Federal Reserve’s decision to keep interest rates at 0% to 0.25% played a major role in this performance, anchoring yields on Treasuries at low levels while correspondingly limiting returns. “Operation Twist”—the Fed’s policy of selling short-term Treasuries and buying longer-term securities—provided another element that affected performance.

Other factors influencing the market’s performance included occasional flights to quality, which benefitted Treasuries. Intermittent concern over the euro zone’s sovereign debt crisis, the November elections, and the fiscal cliff—the potential expiration of tax cuts and spending programs in 2013—were all developments that led investors to temporarily shift into Treasuries and other traditional safe havens.

Yields on intermediate-term Treasuries moved modestly lower during the 12 months. Five-year Treasury yields reached a high of roughly 1.20% in mid-March due to signs of improving economic conditions in the U.S., but then stayed relatively range bound for the rest of the year. The yield on the five-year Treasury finished at approximately 0.70% by the end of December, down from approximately 0.85% at the end of 2011.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Coupon income generated by the fund’s holdings contributed positively to the fund’s total return, while price appreciation provided a more modest boost to performance.

As of 12/31/12:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	99.9%
Short-Term Investments & Other Assets[2]	0.1%

Weighted Average Maturity[3]	5.6 Yrs
Weighted Average Duration[3]	5.2 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration. Maturity calculations are based on revised methodology adopted as of February 29, 2012.

10 Schwab Fixed-Income ETFs

 Schwab Intermediate-Term U.S. Treasury ETFtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab Intermediate-Term U.S. Treasury ETFtm (8/5/10)
NAV Return[2]	2.57%	4.90%
Market Price Return[2]	2.14%	4.82%
Barclays U.S. 3-10 Year Treasury Bond IndexSM	2.71%	5.06%
ETF Category: Morningstar Intermediate Government[3]	2.17%	3.87%

Fund Expense Ratio4: 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 11

Schwab U.S. Aggregate Bond ETF™

The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Aggregate Bond Index (the index). To pursue this investment objective, the fund typically seeks to match the duration, yield curve, and other relevant exposures of the index by generally investing in a representative sample of securities.

For the 12 months ended December 31, 2012, the fund’s market price return was 3.32% and its NAV return was 3.90% (for an explanation of the market price and NAV returns, please refer to footnote 3 on the following page). The index returned 4.21% during the same period. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the index.

Market Highlights. Bond market sectors generated positive returns for the 12 months, with corporate bonds performing particularly well. Federal Reserve policies that kept interest rates low, and efforts by European leaders and the European Central Bank to stabilize the euro zone’s debt markets, helped convince some investors to reach for higher-yielding securities.

As a result, Treasuries and other high credit-quality securities generally provided much smaller returns than fixed-income securities with lower credit ratings, while long-term bonds solidly outperformed shorter-term equivalents.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months, with corporate bonds contributing the most to the fund’s return. This sector represented an average weight of 20.6% of the fund for the 12 months, while generating a return of 9.6%. Within this sector, fixed-income securities tied to financial institutions such as those involved in banking, insurance, and selling investment securities performed particularly well, as yields on these types of bonds fell by nearly twice as much as average corporate bond yields.

High credit-quality bonds issued by supranational institutions—representing debt issued by major international organizations—were some of the weakest contributors to the fund’s return. This reflected the small average weight of this bond market sector at 1.4% of the fund, combined with modest returns of 3.5%. The limited performance by these securities partially resulted from their low yields, as central banks around the globe kept rates at accommodative levels in an effort to stimulate economic growth.

As of 12/31/12:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government and Government Agencies	38.0%
Mortgage-Backed Securities[2]	27.5%
Corporate Bonds	19.8%
Short-Term Investments & Other Assets[3]	7.6%
Foreign Securities	4.2%
Commercial Mortgage Backed Securities	1.7%
Municipal Bonds	0.9%
Asset-Backed Obligations	0.3%

Weighted Average Maturity[4]	6.2 Yrs
Weighted Average Duration[4]	4.5 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 6.6% of total investments on December 31, 2012.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration. Maturity calculations are based on revised methodology adopted as of February 29, 2012.

12 Schwab Fixed-Income ETFs

 Schwab U.S. Aggregate Bond ETFtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

July 14, 2011 – December 31, 2012
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Aggregate Bond ETFtm (7/14/11)
NAV Return[2]	3.90%	5.25%
Market Price Return[2]	3.32%	5.13%
Barclays U.S. Aggregate Bond IndexSM	4.21%	5.53%
ETF Category: Morningstar Intermediate-Term Bond[3]	5.87%	5.68%

Fund Expense Ratio4: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or redeeming shares of the fund. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab U.S. TIPS ETFtm
Actual Return	0.10%	$1,000	$1,027.80	$0.51
Hypothetical 5% Return	0.10%	$1,000	$1,024.63	$0.51

Schwab Short-Term U.S. Treasury ETFtm
Actual Return	0.10%	$1,000	$1,002.80	$0.50
Hypothetical 5% Return	0.10%	$1,000	$1,024.63	$0.51

Schwab Intermediate-Term U.S. Treasury ETFtm
Actual Return	0.11%	$1,000	$1,008.20	$0.56
Hypothetical 5% Return	0.11%	$1,000	$1,024.58	$0.56

Schwab U.S. Aggregate Bond ETFtm
Actual Return	0.07%	$1,000	$1,016.80	$0.35
Hypothetical 5% Return	0.07%	$1,000	$1,024.78	$0.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

14 Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–	8/4/10[1]–
	12/31/12		12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	55.46		50.37	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.92		1.56	0.20
Net realized and unrealized gains (losses)	2.85		5.09	0.37	[2]

Total from investment operations	3.77		6.65	0.57
Less distributions:
Distributions from net investment income	(0.92)		(1.56)	(0.20)

Net asset value at end of period	58.31		55.46	50.37

Total return (%)	6.83		13.38	1.13	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.12	[4]	0.14	0.14	[5]
Gross operating expenses	0.12	[4]	0.14	0.14	[5]
Net investment income (loss)	1.72		3.03	1.27	[5]
Portfolio turnover rate[6]	22		26	6	[3]
Net assets, end of period ($ x 1,000)	571,441		288,373	80,591

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Effective September 20, 2012, the annual operating expense was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio. Please see financial note 4 for additional information.
5 Annualized.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 15

 Schwab U.S. TIPS ETF

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.5%	U.S. Government Securities	534,545,892	568,514,695
0.0%	Other Investment Company	274,548	274,548

99.5%	Total Investments	534,820,440	568,789,243
0.5%	Other Assets and Liabilities, Net		2,652,149

100.0%	Net Assets		571,441,392

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.5% of net assets

U.S. Treasury Obligations 99.5%

U.S. Treasury Inflation Protected Securities
2.00%, 01/15/14	17,451,678	18,013,447
1.25%, 04/15/14	11,072,325	11,423,539
2.00%, 07/15/14	15,480,921	16,342,124
1.63%, 01/15/15	15,282,487	16,242,380
0.50%, 04/15/15	15,050,524	15,708,985
1.88%, 07/15/15	13,420,725	14,643,219
2.00%, 01/15/16	13,146,540	14,586,480
0.13%, 04/15/16	26,440,615	27,853,601
2.50%, 07/15/16	12,874,557	14,813,851
2.38%, 01/15/17	11,160,829	12,979,709
0.13%, 04/15/17	29,752,293	31,872,144
2.63%, 07/15/17	9,565,091	11,470,649
1.63%, 01/15/18	10,103,184	11,722,826
1.38%, 07/15/18	9,965,503	11,608,217
2.13%, 01/15/19	9,271,143	11,268,796
1.88%, 07/15/19	10,535,803	12,832,292
1.38%, 01/15/20	12,777,723	15,155,529
1.25%, 07/15/20	19,638,734	23,324,139
1.13%, 01/15/21	22,465,589	26,421,555
0.63%, 07/15/21	23,847,080	27,141,078
0.13%, 01/15/22	26,317,351	28,591,433
0.13%, 07/15/22	27,370,621	29,726,957
2.38%, 01/15/25	17,487,367	23,616,165
2.00%, 01/15/26	12,715,318	16,692,796
2.38%, 01/15/27	10,231,714	14,110,148
1.75%, 01/15/28	10,257,768	13,278,989
3.63%, 04/15/28	10,812,362	17,146,028
2.50%, 01/15/29	9,917,589	14,144,961
3.88%, 04/15/29	12,818,818	21,231,167
3.38%, 04/15/32	3,981,318	6,563,561
2.13%, 02/15/40	6,100,330	8,943,632
2.13%, 02/15/41	8,968,088	13,251,785
0.75%, 02/15/42	14,403,839	15,792,513

Total U.S. Government Securities
(Cost $534,545,892)		568,514,695

	Number	Value
Security	of Shares	($)

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund	274,548	274,548

Total Other Investment Company
(Cost $274,548)		274,548

End of Investments

At 12/31/12, the tax basis cost of the fund’s investments was $534,894,646 and the unrealized appreciation and depreciation were $33,992,319 and ($97,722), respectively, with a net unrealized appreciation of $33,894,597.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

U.S. Government Securities[1]	$—	$568,514,695	$—	$568,514,695
Other Investment Company[1]	274,548	—	—	274,548

Total	$274,548	$568,514,695	$—	$568,789,243

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012.

16 See financial notes

 Schwab U.S. TIPS ETF

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at value (cost $534,820,440)		$568,789,243
Receivables:
Investments sold		10,828,887
Interest	+	2,836,952

Total assets		582,455,082

Liabilities

Payables:
Investments bought		9,759,967
Investment adviser fees		3,243
Distributions to shareholders	+	1,250,480

Total liabilities		11,013,690

Net Assets

Total assets		582,455,082
Total liabilities	—	11,013,690

Net assets		$571,441,392

Net Assets by Source
Capital received from investors		537,785,680
Net investment income not yet distributed		32,489
Net realized capital losses		(345,580)
Net unrealized capital gains		33,968,803

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$571,441,392		9,800,001		$58.31

See financial notes 17

 Schwab U.S. TIPS ETF

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$8,316,591

Expenses

Investment adviser fees		525,538

Total expenses	−	525,538

Net investment income		7,791,053

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(23,066)
Net realized gains on in-kind redemptions	+	2,627,949

Net realized gains		2,604,883
Net unrealized gains on investments	+	17,442,060

Net realized and unrealized gains		20,046,943

Net increase in net assets resulting from operations		$27,837,996

18 See financial notes

 Schwab U.S. TIPS ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$7,791,053	$5,717,639
Net realized gains		2,604,883	597,078
Net unrealized gains	+	17,442,060	17,204,187

Net increase in net assets resulting from operations		27,837,996	23,518,904

Distributions to Shareholders

Distributions from net investment income		($7,805,761)	($5,706,922)

Transactions in Fund Shares

		1/1/12-12/31/12		1/1/11-12/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,000,000	$286,442,584	4,000,000	$210,921,785
Shares redeemed	+	(400,000)	(23,406,914)	(400,000)	(20,951,087)

Net transactions in fund shares		4,600,000	$263,035,670	3,600,000	$189,970,698

Shares Outstanding and Net Assets

		1/1/12-12/31/12		1/1/11-12/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,200,001	$288,373,487	1,600,001	$80,590,807
Total increase	+	4,600,000	283,067,905	3,600,000	207,782,680

End of period		9,800,001	$571,441,392	5,200,001	$288,373,487

Net investment income not yet distributed			$32,489		$11,167

See financial notes 19

Schwab Short-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–	8/4/10[1]–
	12/31/12		12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	50.50		49.99	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.15		0.21	0.06
Net realized and unrealized gains (losses)	0.03		0.51	(0.01)

Total from investment operations	0.18		0.72	0.05
Less distributions:
Distributions from net investment income	(0.15)		(0.21)	(0.06)

Net asset value at end of period	50.53		50.50	49.99

Total return (%)	0.35		1.43	0.11	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.11	[3]	0.12	0.12	[4]
Gross operating expenses	0.11	[3]	0.12	0.12	[4]
Net investment income (loss)	0.29		0.42	0.37	[4]
Portfolio turnover rate[5]	101		74	48	[2]
Net assets, end of period ($ x 1,000)	250,105		181,805	49,990

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio. Please see financial note 4 for additional information.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

20 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.6%	U.S. Government Securities	248,732,707	249,200,883
0.1%	Other Investment Company	162,125	162,125

99.7%	Total Investments	248,894,832	249,363,008
0.3%	Other Assets and Liabilities, Net		741,941

100.0%	Net Assets		250,104,949

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.6% of net assets

U.S. Treasury Obligations 99.6%

U.S. Treasury Notes
1.00%, 01/15/14	4,530,000	4,568,577
1.25%, 02/15/14	9,409,000	9,519,631
4.00%, 02/15/14	3,474,000	3,621,780
1.88%, 02/28/14	4,959,000	5,055,274
1.75%, 03/31/14	4,476,000	4,561,850
1.25%, 04/15/14	8,206,000	8,315,632
1.88%, 04/30/14	8,945,000	9,142,425
2.25%, 05/31/14	9,644,000	9,919,761
0.75%, 06/15/14	7,612,000	7,672,363
2.63%, 06/30/14	7,838,000	8,119,071
0.63%, 07/15/14	4,282,000	4,308,930
2.63%, 07/31/14	5,983,000	6,209,002
0.50%, 08/15/14	7,840,000	7,875,523
2.38%, 08/31/14	4,877,000	5,050,363
0.25%, 09/15/14	11,690,000	11,694,571
0.50%, 10/15/14	10,796,000	10,846,612
0.38%, 11/15/14	12,089,000	12,119,222
0.25%, 12/15/14	4,000,000	4,000,624
0.25%, 01/15/15	9,147,000	9,145,573
0.25%, 02/15/15	11,487,000	11,483,416
4.00%, 02/15/15	9,901,000	10,679,159
2.38%, 02/28/15	9,147,000	9,560,042
2.50%, 03/31/15	11,850,000	12,440,651
2.13%, 05/31/15	14,497,000	15,127,851
1.75%, 07/31/15	10,872,000	11,271,209
1.25%, 09/30/15	19,576,000	20,068,454
1.38%, 11/30/15	8,674,000	8,930,152
2.13%, 12/31/15	7,500,000	7,893,165

Total U.S. Government Securities
(Cost $248,732,707)		249,200,883

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund	162,125	162,125

Total Other Investment Company
(Cost $162,125)		162,125

End of Investments

At 12/31/12, the tax basis cost of the fund’s investments was $248,895,441 and the unrealized appreciation and depreciation were $468,407 and ($840), respectively, with a net unrealized appreciation of $467,567.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

U.S. Government Securities[1]	$—	$249,200,883	$—	$249,200,883
Other Investment Company[1]	162,125	—	—	162,125

Total	$162,125	$249,200,883	$—	$249,363,008

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012.

See financial notes 21

 Schwab Short-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at value (cost $248,894,832)		$249,363,008
Receivables:
Investments sold		11,796,979
Interest	+	902,270

Total assets		262,062,257

Liabilities

Payables:
Investments bought		11,894,266
Investment adviser fees		1,662
Distributions to shareholders	+	61,380

Total liabilities		11,957,308

Net Assets

Total assets		262,062,257
Total liabilities	—	11,957,308

Net assets		$250,104,949

Net Assets by Source
Capital received from investors		249,680,373
Net realized capital losses		(43,600)
Net unrealized capital gains		468,176

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$250,104,949		4,950,001		$50.53

22 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$860,190

Expenses

Investment adviser fees		232,055

Total expenses	−	232,055

Net investment income		628,135

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(32,622)
Net realized gains on in-kind redemptions	+	230,030

Net realized gains		197,408
Net unrealized losses on investments	+	(52,392)

Net realized and unrealized gains		145,016

Net increase in net assets resulting from operations		$773,151

See financial notes 23

 Schwab Short-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$628,135	$543,282
Net realized gains		197,408	751,518
Net unrealized gains (losses)	+	(52,392)	597,217

Net increase in net assets resulting from operations		773,151	1,892,017

Distributions to Shareholders

Distributions from net investment income		($628,485)	($543,241)

Transactions in Fund Shares

		1/1/12-12/31/12		1/1/11-12/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,450,000	$123,734,421	5,300,000	$266,780,358
Shares redeemed	+	(1,100,000)	(55,579,598)	(2,700,000)	(136,313,641)

Net transactions in fund shares		1,350,000	$68,154,823	2,600,000	$130,466,717

Shares Outstanding and Net Assets

		1/1/12-12/31/12		1/1/11-12/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,600,001	$181,805,460	1,000,001	$49,989,967
Total increase	+	1,350,000	68,299,489	2,600,000	131,815,493

End of period		4,950,001	$250,104,949	3,600,001	$181,805,460

Net investment income not yet distributed			$—		$41

24 See financial notes

Schwab Intermediate-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–	8/4/10[1]–
	12/31/12		12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	53.39		49.31	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.58		0.82	0.28
Net realized and unrealized gains (losses)	0.79		4.08	(0.69)

Total from investment operations	1.37		4.90	(0.41)
Less distributions:
Distributions from net investment income	(0.58)		(0.82)	(0.28)

Net asset value at end of period	54.18		53.39	49.31

Total return (%)	2.57		10.02	(0.83)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.11	[3]	0.12	0.12	[4]
Gross operating expenses	0.11	[3]	0.12	0.12	[4]
Net investment income (loss)	1.07		1.62	1.58	[4]
Portfolio turnover rate[5]	47		46	20	[2]
Net assets, end of period ($ x 1,000)	216,733		117,452	34,517

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio. Please see financial note 4 for additional information.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 25

 Schwab Intermediate-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.4%	U.S. Government Securities	213,627,848	215,479,531
0.1%	Other Investment Company	225,256	225,256

99.5%	Total Investments	213,853,104	215,704,787
0.5%	Other Assets and Liabilities, Net		1,027,874

100.0%	Net Assets		216,732,661

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.4% of net assets

U.S. Treasury Obligations 99.4%

U.S. Treasury Bonds
7.25%, 05/15/16	2,380,000	2,922,195
8.50%, 02/15/20	592,000	891,238
8.75%, 05/15/20	439,000	674,243
8.75%, 08/15/20	1,966,000	3,043,920

U.S. Treasury Notes
2.13%, 02/29/16	1,805,000	1,903,571
2.38%, 03/31/16	7,094,000	7,542,915
2.00%, 04/30/16	4,896,000	5,151,894
1.50%, 06/30/16	2,634,000	2,730,718
3.25%, 06/30/16	5,120,000	5,617,203
4.88%, 08/15/16	3,078,000	3,563,265
1.00%, 08/31/16	5,463,000	5,567,993
3.13%, 10/31/16	4,752,000	5,223,859
2.75%, 11/30/16	7,307,000	7,938,369
3.13%, 01/31/17	4,063,000	4,486,125
3.00%, 02/28/17	3,734,000	4,107,983
3.25%, 03/31/17	5,176,000	5,756,685
0.88%, 04/30/17	5,651,000	5,721,197
3.13%, 04/30/17	2,017,000	2,235,403
0.63%, 05/31/17	8,322,000	8,336,306
2.75%, 05/31/17	3,468,000	3,792,043
2.50%, 06/30/17	4,861,000	5,266,971
2.38%, 07/31/17	3,626,000	3,910,699
4.75%, 08/15/17	6,989,000	8,298,892
4.25%, 11/15/17	3,949,000	4,624,650
0.63%, 11/30/17	1,786,000	1,780,279
2.25%, 11/30/17	1,883,000	2,025,108
3.50%, 02/15/18	3,311,000	3,770,660
2.75%, 02/28/18	5,500,000	6,059,454
4.00%, 08/15/18	3,383,000	3,975,553
1.38%, 09/30/18	2,835,000	2,914,734
3.75%, 11/15/18	3,764,000	4,383,592
1.38%, 12/31/18	2,062,000	2,115,967
2.75%, 02/15/19	2,408,000	2,666,672
1.38%, 02/28/19	7,061,000	7,236,974
3.13%, 05/15/19	4,375,000	4,955,370
1.00%, 06/30/19	6,425,000	6,406,933
0.88%, 07/31/19	3,658,000	3,613,420
3.63%, 08/15/19	3,847,000	4,480,255
1.00%, 09/30/19	2,470,000	2,453,404
3.38%, 11/15/19	2,880,000	3,311,775
3.63%, 02/15/20	2,363,000	2,761,388
3.50%, 05/15/20	2,841,000	3,298,890
2.63%, 08/15/20	5,284,000	5,803,317
2.63%, 11/15/20	3,023,000	3,318,214
3.63%, 02/15/21	1,866,000	2,190,656
3.13%, 05/15/21	4,054,000	4,597,808
2.13%, 08/15/21	2,186,000	2,298,374
2.00%, 02/15/22	7,400,000	7,653,798
1.63%, 08/15/22	8,243,000	8,190,195
1.63%, 11/15/22	3,951,000	3,908,404

Total U.S. Government Securities
(Cost $213,627,848)		215,479,531

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund	225,256	225,256

Total Other Investment Company
(Cost $225,256)		225,256

End of Investments

At 12/31/12, the tax basis cost of the fund’s investments was $213,857,444 and the unrealized appreciation and depreciation were $1,883,688 and ($36,345), respectively, with a net unrealized appreciation of $1,847,343.

26 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

U.S. Government Securities[1]	$—	$215,479,531	$—	$215,479,531
Other Investment Company[1]	225,256	—	—	225,256

Total	$225,256	$215,479,531	$—	$215,704,787

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012.

See financial notes 27

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at value (cost $213,853,104)		$215,704,787
Receivables:
Investments sold		1,389,774
Interest	+	1,275,590

Total assets		218,370,151

Liabilities

Payables:
Investments bought		1,466,934
Investment adviser fees		1,756
Distributions to shareholders	+	168,800

Total liabilities		1,637,490

Net Assets

Total assets		218,370,151
Total liabilities	—	1,637,490

Net assets		$216,732,661

Net Assets by Source
Capital received from investors		215,076,515
Net realized capital losses		(195,537)
Net unrealized capital gains		1,851,683

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$216,732,661		4,000,001		$54.18

28 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$2,088,318
Securities on loan	+	20

Total investment income		2,088,338

Expenses

Investment adviser fees		199,863

Total expenses	−	199,863

Net investment income		1,888,475

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(155,033)
Net realized gains on in-kind redemptions	+	4,016,023

Net realized gains		3,860,990
Net unrealized losses on investments	+	(1,586,411)

Net realized and unrealized gains		2,274,579

Net increase in net assets resulting from operations		$4,163,054

See financial notes 29

 Schwab Intermediate-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$1,888,475	$1,084,928
Net realized gains		3,860,990	672,965
Net unrealized gains (losses)	+	(1,586,411)	4,218,815

Net increase in net assets resulting from operations		4,163,054	5,976,708

Distributions to Shareholders

Distributions from net investment income		($1,890,686)	($1,083,811)

Transactions in Fund Shares

		1/1/12-12/31/12		1/1/11-12/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,900,000	$210,318,164	1,900,000	$98,621,115
Shares redeemed	+	(2,100,000)	(113,309,609)	(400,000)	(20,579,028)

Net transactions in fund shares		1,800,000	$97,008,555	1,500,000	$78,042,087

Shares Outstanding and Net Assets

		1/1/12-12/31/12		1/1/11-12/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,200,001	$117,451,738	700,001	$34,516,754
Total increase	+	1,800,000	99,280,923	1,500,000	82,934,984

End of period		4,000,001	$216,732,661	2,200,001	$117,451,738

Net investment income not yet distributed			$—		$1,117

30 See financial notes

Schwab U.S. Aggregate Bond ETF™

Financial Statements

Financial Highlights

	1/1/12–		7/13/11[1]–
	12/31/12		12/31/11

Per-Share Data ($)

Net asset value at beginning of period	51.50		50.00

Income (loss) from investment operations:
Net investment income (loss)	0.84		0.37
Net realized and unrealized gains (losses)	1.16		1.52

Total from investment operations	2.00		1.89
Less distributions:
Distributions from net investment income	(1.07)		(0.39)

Net asset value at end of period	52.43		51.50

Total return (%)	3.90		3.79	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.08	[3]	0.10	[4]
Gross operating expenses	0.08	[3]	0.10	[4]
Net investment income (loss)	1.52		1.67	[4]
Portfolio turnover rate[5,6]	151		446	[2]
Net assets, end of period ($ x 1,000)	387,954		164,804

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio. Please see financial note 4 for additional information.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
6 Includes to-be-announced (TBA) transactions. See financial note 2.

See financial notes 31

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

0.3%		Asset-Backed Obligations	1,311,112	1,314,202
1.9%		Commercial Mortgage Backed Securities	7,033,864	7,151,344
21.3%		Corporate Bonds	79,759,504	82,414,541
4.5%		Foreign Securities	16,882,876	17,422,929
29.6%		Mortgage-Backed Securities	114,113,475	114,782,866
1.0%		Municipal Bonds	3,683,356	3,838,345
40.9%		U.S. Government and Government Agencies	156,502,153	158,736,816
1.3%		Other Investment Company	5,187,570	5,187,570
6.8%		Short-Term Investments	26,499,879	26,499,879

107.6%		Total Investments	410,973,789	417,348,492
(7	.6)%	Other Assets and Liabilities, Net		(29,394,810)

100.0%		Net Assets		387,953,682

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Asset-Backed Obligations 0.3% of net assets

Chase Issuance Trust
Series 2012-A3 Class A3
0.79%, 06/15/17 (b)	300,000	302,052
Series 2007-A3 Class A3
5.23%, 04/15/19 (b)	100,000	117,802
Citibank Credit Card Issuance Trust
Series 2005-A2 Class A2
4.85%, 03/10/17 (b)	100,000	109,343
Series 2003-A7 Class A7
4.15%, 07/07/17 (b)	100,000	109,025
Series 2006-A3 Class A3
5.30%, 03/15/18 (b)	150,000	172,227
Ford Credit Auto Owner Trust
Series 2012-B Class A4
1.00%, 09/15/17 (b)	200,000	202,155
Honda Auto Receivables Owner Trust
Series 2011-3 Class A3
0.88%, 09/21/15 (b)	200,000	201,077
Nissan Auto Receivables Owner Trust
Series 2012-A Class A3
0.73%, 05/16/16 (b)	100,000	100,521

Total Asset-Backed Obligations
(Cost $1,311,112)		1,314,202

Commercial Mortgage Backed Securities 1.9% of net assets

Banc of America Commercial Mortgage Trust
Series 2007-4 Class A4
5.73%, 02/10/51 (a)(b)	220,000	260,703
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-6 Class A5
4.81%, 12/10/42 (b)	200,000	213,318
Series 2005-4 Class A5A
4.93%, 07/10/45 (b)	361,000	396,259
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 Class A4
5.41%, 12/11/40 (a)(b)	300,000	334,741
Series 2005-PWR8 Class A4
4.67%, 06/11/41 (b)	200,000	217,102
Series 2007-T28 Class A4
5.74%, 09/11/42 (a)(b)	560,000	669,878
Series 2007-T26 Class A4
5.47%, 01/12/45 (a)(b)	440,000	513,985
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5 Class A4
4.83%, 11/15/37 (b)	200,000	214,193
Series 2005-C1 Class A4
5.01%, 02/15/38 (a)(b)	680,000	733,474
Credit Suisse Mortgage Capital Certificates
Series 2007-C5 Class A3
5.69%, 09/15/40 (a)(b)	200,000	210,024
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)	415,000	479,663
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB11 Class A4
5.34%, 08/12/37 (a)(b)	300,000	328,582
Series 2004-CB8 Class A4
4.40%, 01/12/39 (b)	300,000	310,845
Series 2005-LDP4 Class A4
4.92%, 10/15/42 (a)(b)	200,000	217,501
Series 2005-LDP5 Class A4
5.20%, 12/15/44 (a)(b)	200,000	223,340
Series 2007-LD12 Class ASB
5.83%, 02/15/51 (a)(b)	167,635	184,163
LB-UBS Commercial Mortgage Trust
Series 2004-C4 Class A4
5.53%, 06/15/29 (a)(b)	200,000	212,709
Series 2005-C5 Class A4
4.95%, 09/15/30 (b)	300,000	328,252
Series 2005-C7 Class A4
5.20%, 11/15/30 (a)(b)	200,000	221,400
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11 Class A5
5.22%, 01/15/41 (a)(b)	220,000	231,609
Series 2005-C21 Class A4
5.24%, 10/15/44 (a)(b)	176,976	196,246

32 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Series 2006-C23 Class A5
5.42%, 01/15/45 (a)(b)	400,000	453,357

Total Commercial Mortgage Backed Securities
(Cost $7,033,864)		7,151,344

Corporate Bonds 21.3% of net assets

Finance 7.0%

Banking 4.5%
American Express Co.
8.13%, 05/20/19	250,000	339,124
American Express Credit Corp.
2.38%, 03/24/17	200,000	209,474
Bank of America Corp.
5.38%, 06/15/14	200,000	211,442
5.13%, 11/15/14	250,000	266,731
1.50%, 10/09/15	100,000	100,579
3.63%, 03/17/16	650,000	689,261
5.75%, 08/15/16	100,000	109,443
5.65%, 05/01/18	250,000	291,201
5.00%, 05/13/21	150,000	171,545
5.88%, 02/07/42	100,000	125,242
Bank of New York Mellon Corp.
2.50%, 01/15/16	250,000	262,165
2.30%, 07/28/16	100,000	104,615
Bank of Nova Scotia
3.40%, 01/22/15	200,000	210,961
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.35%, 02/23/17	100,000	104,130
Barclays Bank PLC
3.90%, 04/07/15	100,000	106,105
5.00%, 09/22/16	100,000	112,185
BB&T Corp.
3.95%, 03/22/22 (b)	100,000	108,197
Bear Stearns Cos. LLC
5.70%, 11/15/14	350,000	380,506
BNP Paribas
5.00%, 01/15/21	200,000	225,006
Capital One Financial Corp.
2.15%, 03/23/15	150,000	153,194
4.75%, 07/15/21	150,000	173,283
Citigroup, Inc.
6.38%, 08/12/14	100,000	108,107
4.75%, 05/19/15	100,000	107,865
3.95%, 06/15/16	550,000	592,478
4.45%, 01/10/17	350,000	388,090
6.13%, 11/21/17	300,000	357,432
8.50%, 05/22/19	46,000	61,934
5.88%, 05/29/37	200,000	241,516
6.88%, 03/05/38	75,000	99,070
Credit Suisse USA, Inc.
5.13%, 01/15/14	250,000	261,203
4.88%, 01/15/15	100,000	107,831
Deutsche Bank AG
3.25%, 01/11/16	150,000	158,845
Fifth Third Bancorp
5.45%, 01/15/17	100,000	112,144
Goldman Sachs Group, Inc.
3.63%, 02/07/16	275,000	291,307
5.63%, 01/15/17	500,000	549,086
5.95%, 01/18/18	200,000	232,996
6.15%, 04/01/18	150,000	176,417
5.25%, 07/27/21	100,000	114,198
5.75%, 01/24/22	100,000	118,435
6.13%, 02/15/33	80,000	93,928
6.75%, 10/01/37	100,000	113,694
6.25%, 02/01/41	75,000	92,355
HSBC Holdings PLC
5.10%, 04/05/21	350,000	414,020
HSBC USA, Inc.
5.00%, 09/27/20	164,000	179,358
JPMorgan Chase & Co.
2.05%, 01/24/14	425,000	431,763
2.60%, 01/15/16	250,000	260,083
6.30%, 04/23/19	450,000	555,937
4.25%, 10/15/20	150,000	167,098
6.40%, 05/15/38	300,000	403,579
5.40%, 01/06/42	50,000	60,495
Key Bank NA
5.80%, 07/01/14	250,000	267,887
Lloyds TSB Bank PLC
4.20%, 03/28/17	100,000	110,973
Merrill Lynch & Co., Inc.
6.88%, 04/25/18	200,000	241,366
Morgan Stanley
6.00%, 05/13/14	250,000	264,830
3.80%, 04/29/16	250,000	262,651
5.45%, 01/09/17	200,000	221,517
6.63%, 04/01/18	200,000	235,981
7.30%, 05/13/19	200,000	243,362
5.50%, 07/28/21	300,000	341,204
7.25%, 04/01/32	100,000	126,165
6.38%, 07/24/42	100,000	117,654
PNC Financial Services Group, Inc.
2.85%, 11/09/22 (a)	200,000	201,595
PNC Funding Corp.
3.63%, 02/08/15	160,000	169,464
5.63%, 02/01/17	75,000	86,674
Rabobank Nederland
3.95%, 11/09/22	200,000	205,224
Royal Bank of Canada
2.63%, 12/15/15	225,000	237,651
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	200,000	236,661
Royal Bank of Scotland PLC
4.38%, 03/16/16	200,000	216,565
Santander Holdings USA, Inc.
4.63%, 04/19/16	50,000	52,314
UBS AG
5.88%, 12/20/17	100,000	119,157
5.75%, 04/25/18	200,000	237,706
US Bancorp
2.20%, 11/15/16 (b)	100,000	104,286
3.00%, 03/15/22 (b)	100,000	104,210
Wachovia Corp.
5.75%, 06/15/17	250,000	296,388
5.50%, 08/01/35	250,000	285,243
Wells Fargo & Co.
3.75%, 10/01/14	250,000	263,706
5.63%, 12/11/17	150,000	179,103
4.60%, 04/01/21	175,000	201,643

See financial notes 33

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Westpac Banking Corp.
4.88%, 11/19/19	350,000	408,936

		17,345,769

Brokerage 0.2%
BlackRock, Inc.
5.00%, 12/10/19	200,000	239,665
Jefferies Group, Inc.
5.88%, 06/08/14	100,000	105,750
5.50%, 03/15/16	100,000	107,000
Nomura Holdings, Inc.
5.00%, 03/04/15	100,000	106,081
6.70%, 03/04/20	15,000	17,531

		576,027

Finance Company 0.6%
General Electric Capital Corp.
5.90%, 05/13/14	230,000	246,576
5.00%, 01/08/16	75,000	83,385
2.95%, 05/09/16	300,000	316,263
6.00%, 08/07/19	100,000	121,826
6.75%, 03/15/32	150,000	195,387
6.15%, 08/07/37	150,000	187,128
5.88%, 01/14/38	450,000	544,737
6.88%, 01/10/39	100,000	136,406
6.38%, 11/15/67 (a)(b)	100,000	105,750
HSBC Finance Corp.
5.50%, 01/19/16	100,000	111,825
6.68%, 01/15/21	150,000	178,240
SLM Corp.
4.63%, 09/25/17	250,000	256,208

		2,483,731

Insurance 1.3%
Aetna, Inc.
3.95%, 09/01/20	100,000	109,168
Allstate Corp.
5.00%, 08/15/14	200,000	213,981
American International Group, Inc.
2.38%, 08/24/15	100,000	102,977
4.88%, 09/15/16	150,000	167,916
5.60%, 10/18/16	200,000	228,592
5.85%, 01/16/18	40,000	47,393
6.40%, 12/15/20	300,000	372,840
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	300,000	344,795
Berkshire Hathaway, Inc.
3.20%, 02/11/15	140,000	147,465
Chubb Corp.
6.00%, 05/11/37	250,000	327,390
Cigna Corp.
4.00%, 02/15/22 (b)	150,000	164,281
5.88%, 03/15/41 (b)	50,000	60,927
CNA Financial Corp.
7.35%, 11/15/19	150,000	188,400
Genworth Financial, Inc.
5.75%, 06/15/14	100,000	105,146
Hartford Financial Services Group, Inc.
5.50%, 03/30/20	70,000	81,455
5.95%, 10/15/36	100,000	115,432
Humana, Inc.
4.63%, 12/01/42 (b)	300,000	304,161
ING US, Inc.
5.50%, 07/15/22	100,000	108,724
Lincoln National Corp.
4.20%, 03/15/22	100,000	107,490
MetLife, Inc.
6.82%, 08/15/18	250,000	315,323
5.70%, 06/15/35	100,000	122,511
Prudential Financial, Inc.
4.50%, 11/16/21	100,000	112,673
6.63%, 12/01/37	100,000	125,010
5.63%, 05/12/41	75,000	85,815
Travelers Cos., Inc.
5.90%, 06/02/19	160,000	198,352
6.25%, 06/15/37	70,000	95,108
UnitedHealth Group, Inc.
0.85%, 10/15/15	50,000	50,198
1.40%, 10/15/17	50,000	50,136
6.00%, 02/15/18	150,000	182,784
3.95%, 10/15/42 (b)	100,000	100,013
WellPoint, Inc.
5.25%, 01/15/16	150,000	167,276

		4,903,732

Other Financial 0.0%
CME Group, Inc.
5.75%, 02/15/14	150,000	158,451

		158,451

Real Estate Investment Trust 0.4%
AvalonBay Communities, Inc.
2.95%, 09/15/22 (b)	100,000	99,821
Digital Realty Trust LP
5.25%, 03/15/21	100,000	110,864
Duke Realty LP
7.38%, 02/15/15	125,000	139,472
ERP Operating LP
5.75%, 06/15/17	150,000	177,125
HCP, Inc.
2.70%, 02/01/14	18,000	18,328
6.70%, 01/30/18	100,000	120,742
5.38%, 02/01/21 (b)	46,000	52,470
ProLogis LP
6.63%, 05/15/18	50,000	60,461
7.38%, 10/30/19	150,000	186,232
Simon Property Group LP
6.13%, 05/30/18	150,000	182,933
5.65%, 02/01/20 (b)	102,000	122,584
4.13%, 12/01/21 (b)	100,000	111,265
Ventas Realty LP
3.25%, 08/15/22 (b)	250,000	245,613

		1,627,910

		27,095,620

Industrial 12.0%

Basic Industry 1.1%
Alcoa, Inc.
5.55%, 02/01/17	350,000	379,236
Barrick Gold Corp.
2.90%, 05/30/16	100,000	105,005
Barrick North America Finance LLC
5.70%, 05/30/41	60,000	69,051

34 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Barrick PD Australia Finance Pty Ltd.
4.95%, 01/15/20	100,000	112,274
BHP Billiton Finance USA Ltd.
1.13%, 11/21/14	200,000	202,506
3.25%, 11/21/21	100,000	107,834
CF Industries, Inc.
7.13%, 05/01/20	100,000	126,041
Cliffs Natural Resources, Inc.
3.95%, 01/15/18	100,000	100,762
6.25%, 10/01/40	50,000	48,906
Dow Chemical Co.
2.50%, 02/15/16	200,000	208,079
8.55%, 05/15/19	225,000	304,161
5.25%, 11/15/41 (b)	100,000	111,962
EI du Pont de Nemours & Co.
3.25%, 01/15/15	300,000	315,942
Freeport-McMoRan Copper & Gold, Inc.
1.40%, 02/13/15	300,000	299,527
International Paper Co.
7.95%, 06/15/18	100,000	129,432
7.50%, 08/15/21	132,000	173,035
Newmont Mining Corp.
3.50%, 03/15/22 (b)	150,000	155,001
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/01/36	100,000	124,608
Praxair, Inc.
2.20%, 08/15/22 (b)	100,000	98,113
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	170,000	174,592
6.50%, 07/15/18	100,000	124,962
Rio Tinto Finance USA PLC
3.50%, 03/22/22 (b)	100,000	105,425
4.75%, 03/22/42 (b)	100,000	111,023
Southern Copper Corp.
5.25%, 11/08/42	100,000	100,583
Teck Resources Ltd.
6.25%, 07/15/41 (b)	100,000	118,051
Vale Overseas Ltd.
6.88%, 11/21/36	100,000	124,458
Vale S.A.
5.63%, 09/11/42	200,000	218,120
Valspar Corp.
4.20%, 01/15/22 (b)	100,000	109,442

		4,358,131

Capital Goods 1.1%
ABB Finance USA, Inc.
1.63%, 05/08/17	100,000	101,407
2.88%, 05/08/22	100,000	102,594
ADT Corp.
3.50%, 07/15/22 (c)	200,000	194,908
Boeing Capital Corp.
2.90%, 08/15/18 (b)	100,000	107,954
4.70%, 10/27/19	50,000	59,082
Boeing Co.
6.88%, 03/15/39	90,000	137,689
Caterpillar Financial Services Corp.
1.25%, 11/06/17	150,000	150,063
7.15%, 02/15/19	72,000	93,869
Caterpillar, Inc.
5.70%, 08/15/16	100,000	116,106
CRH America, Inc.
6.00%, 09/30/16	100,000	112,458
Deere & Co.
5.38%, 10/16/29	150,000	192,585
Eaton Corp.,
0.95%, 11/02/15	50,000	50,187
1.50%, 11/02/17	50,000	50,160
4.00%, 11/02/32	100,000	103,204
4.15%, 11/02/42	100,000	101,564
General Electric Co.
0.85%, 10/09/15	100,000	100,421
5.25%, 12/06/17	100,000	118,045
2.70%, 10/09/22	100,000	102,149
4.13%, 10/09/42	100,000	103,310
Honeywell International, Inc.
4.25%, 03/01/21	200,000	234,201
Illinois Tool Works, Inc.
3.90%, 09/01/42 (b)	100,000	103,201
John Deere Capital Corp.
5.50%, 04/13/17	200,000	235,377
1.70%, 01/15/20	100,000	99,139
L-3 Communications Corp.
4.75%, 07/15/20	100,000	111,642
Lockheed Martin Corp.
4.25%, 11/15/19	36,000	40,654
3.35%, 09/15/21	100,000	105,875
Raytheon Co.
3.13%, 10/15/20	200,000	213,149
Republic Services, Inc.
3.80%, 05/15/18	200,000	220,146
5.70%, 05/15/41 (b)	80,000	96,034
United Technologies Corp.
5.38%, 12/15/17	300,000	356,978
6.13%, 02/01/19	150,000	187,179
3.10%, 06/01/22	100,000	106,115
4.50%, 06/01/42	150,000	167,382

		4,374,827

Communications 2.2%
America Movil S.A.B. de C.V.
5.50%, 03/01/14	150,000	158,503
2.38%, 09/08/16	200,000	208,877
4.38%, 07/16/42	150,000	156,620
AT&T Mobility LLC
7.13%, 12/15/31	50,000	67,398
AT&T, Inc.
0.80%, 12/01/15	100,000	100,069
5.50%, 02/01/18	130,000	155,043
3.00%, 02/15/22	100,000	104,210
6.30%, 01/15/38	120,000	154,407
5.35%, 09/01/40	50,000	58,452
5.55%, 08/15/41	100,000	120,479
BellSouth Corp.
6.88%, 10/15/31	100,000	124,783
6.55%, 06/15/34	150,000	180,396
6.00%, 11/15/34	225,000	253,119
CBS Corp.
5.50%, 05/15/33	150,000	164,592
Cellco Partnership / Verizon Wireless Capital LLC
5.55%, 02/01/14	500,000	525,010
Comcast Corp.
5.30%, 01/15/14	150,000	157,418
5.15%, 03/01/20	250,000	296,769
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (a)	100,000	150,219

See financial notes 35

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
DIRECTV Holdings LLC
3.55%, 03/15/15	100,000	105,252
3.50%, 03/01/16	100,000	106,020
5.88%, 10/01/19	100,000	118,363
6.00%, 08/15/40 (b)	150,000	167,026
6.38%, 03/01/41	100,000	116,129
Discovery Communications LLC
5.05%, 06/01/20	150,000	173,846
France Telecom S.A.
5.38%, 01/13/42	250,000	289,778
NBCUniversal Media LLC
2.88%, 04/01/16	100,000	105,507
4.38%, 04/01/21	250,000	281,327
5.95%, 04/01/41	250,000	307,660
News America, Inc.
5.30%, 12/15/14	54,000	58,719
6.90%, 03/01/19	30,000	37,647
6.15%, 03/01/37	200,000	246,294
Qwest Corp.
6.75%, 12/01/21	150,000	176,097
TCI Communications, Inc.
7.13%, 02/15/28	150,000	198,544
Telecom Italia Capital S.A.
5.25%, 10/01/15	100,000	106,650
7.00%, 06/04/18	200,000	229,600
7.72%, 06/04/38	100,000	108,750
Telefonica Emisiones S.A.U.
4.95%, 01/15/15	150,000	157,500
6.22%, 07/03/17	150,000	167,250
5.46%, 02/16/21	250,000	267,187
Time Warner Cable, Inc.
5.85%, 05/01/17	150,000	177,371
6.55%, 05/01/37	200,000	248,270
5.50%, 09/01/41 (b)	100,000	111,688
4.50%, 09/15/42 (b)	100,000	97,919
Verizon Communications, Inc.
1.10%, 11/01/17	600,000	598,004
5.85%, 09/15/35	200,000	252,098
Verizon Global Funding Corp.
7.75%, 12/01/30	100,000	146,818
Vodafone Group PLC
5.63%, 02/27/17	50,000	58,728
5.45%, 06/10/19	45,000	54,783
4.38%, 03/16/21	30,000	34,772

		8,441,961

Consumer Cyclical 1.6%
Amazon.com, Inc.
2.50%, 11/29/22 (b)	150,000	148,165
CVS Caremark Corp.
4.88%, 09/15/14	75,000	80,606
4.75%, 05/18/20 (b)	108,000	126,965
Daimler Finance North America LLC
8.50%, 01/18/31	75,000	117,054
Darden Restaurants, Inc.
3.35%, 11/01/22 (b)	100,000	96,963
eBay, Inc.
1.63%, 10/15/15	125,000	128,440
Ford Motor Co.
7.45%, 07/16/31	525,000	669,375
Ford Motor Credit Co. LLC
6.63%, 08/15/17	250,000	292,412
4.25%, 09/20/22	250,000	264,874
Gap, Inc.
5.95%, 04/12/21 (b)	450,000	515,673
Home Depot, Inc.
5.40%, 03/01/16	300,000	342,978
Lowe’s Cos., Inc.
3.12%, 04/15/22 (b)	150,000	158,211
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	64,000	75,268
5.13%, 01/15/42 (b)	100,000	108,478
Marriott International, Inc.
3.00%, 03/01/19 (b)	100,000	103,060
McDonald’s Corp.
5.30%, 03/15/17	86,000	101,012
3.70%, 02/15/42	114,000	113,613
Nordstrom, Inc.
4.00%, 10/15/21 (b)	150,000	167,548
QVC, Inc.
5.13%, 07/02/22 (c)	100,000	105,016
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/18	100,000	121,716
Target Corp.
5.88%, 07/15/16	100,000	118,064
3.88%, 07/15/20	25,000	28,075
6.35%, 11/01/32	45,000	59,906
Time Warner, Inc.
3.15%, 07/15/15	85,000	89,942
4.75%, 03/29/21	150,000	172,681
7.63%, 04/15/31	100,000	138,052
7.70%, 05/01/32	61,000	85,534
5.38%, 10/15/41	50,000	56,067
Toyota Motor Credit Corp.
4.25%, 01/11/21	80,000	91,551
3.40%, 09/15/21	100,000	109,113
Viacom, Inc.
2.50%, 12/15/16	100,000	104,365
6.88%, 04/30/36	100,000	135,878
Wal-Mart Stores, Inc.
1.63%, 04/15/14	225,000	228,798
5.25%, 09/01/35	250,000	304,775
6.50%, 08/15/37	100,000	141,119
Walt Disney Co.
1.35%, 08/16/16	150,000	152,178
2.35%, 12/01/22	150,000	151,711

		6,005,236

Consumer Non-Cyclical 3.0%
AbbVie, Inc.
2.00%, 11/06/18	700,000	710,023
Altria Group, Inc.
7.75%, 02/06/14	20,000	21,502
4.75%, 05/05/21	100,000	113,525
2.85%, 08/09/22	250,000	247,898
Amgen, Inc.
3.88%, 11/15/21 (b)	200,000	220,042
5.15%, 11/15/41 (b)	100,000	112,977
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 11/15/14	193,000	209,604
1.38%, 07/15/17	350,000	354,074
6.88%, 11/15/19	100,000	131,498
3.75%, 07/15/42	200,000	201,821
Archer-Daniels-Midland Co.
5.94%, 10/01/32	100,000	124,060

36 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
AstraZeneca PLC
5.40%, 06/01/14	75,000	80,173
Baxter International, Inc.
5.90%, 09/01/16	100,000	118,002
2.40%, 08/15/22	100,000	99,140
Boston Scientific Corp.
6.00%, 01/15/20	150,000	175,224
Bristol-Myers Squibb Co.
6.13%, 05/01/38	100,000	134,630
3.25%, 08/01/42	100,000	91,965
Cardinal Health, Inc.
4.00%, 06/15/15	100,000	107,530
Celgene Corp.
1.90%, 08/15/17	100,000	101,907
Colgate-Palmolive Co.
2.63%, 05/01/17	100,000	106,949
ConAgra Foods, Inc.
7.00%, 04/15/19	50,000	61,627
Covidien International Finance S.A.
2.80%, 06/15/15	50,000	52,327
Diageo Capital PLC
5.75%, 10/23/17	200,000	241,212
Diageo Investment Corp.
2.88%, 05/11/22	150,000	155,159
Express Scripts Holding Co.
2.75%, 11/21/14 (c)	100,000	103,207
3.13%, 05/15/16	350,000	369,298
6.13%, 11/15/41 (c)	100,000	128,056
General Mills, Inc.
3.15%, 12/15/21 (b)	100,000	104,728
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	100,000	121,949
2.85%, 05/08/22	150,000	156,117
Johnson & Johnson
1.20%, 05/15/14	100,000	101,215
Kellogg Co.
4.15%, 11/15/19	150,000	170,273
Kimberly-Clark Corp.
6.63%, 08/01/37	100,000	145,920
Koninklijke Philips Electronics
5.00%, 03/15/42	100,000	114,693
Kraft Foods Group, Inc.
5.38%, 02/10/20 (c)	78,000	93,797
3.50%, 06/06/22 (c)	200,000	213,904
Lorillard Tobacco Co.
2.30%, 08/21/17	100,000	101,227
McKesson Corp.
3.25%, 03/01/16	50,000	53,636
Medtronic, Inc.
4.45%, 03/15/20	100,000	116,343
Merck & Co., Inc.
2.25%, 01/15/16	90,000	94,108
3.88%, 01/15/21 (b)	200,000	224,841
5.85%, 06/30/39	64,000	86,591
Mondelez International, Inc.
4.13%, 02/09/16	250,000	272,576
5.38%, 02/10/20	72,000	87,054
6.50%, 02/09/40	25,000	33,707
Novartis Capital Corp.
4.40%, 04/24/20	100,000	116,825
PepsiCo, Inc.
3.75%, 03/01/14	150,000	155,732
5.00%, 06/01/18	150,000	178,122
4.88%, 11/01/40	400,000	469,697
Pfizer, Inc.
4.65%, 03/01/18	175,000	203,305
6.20%, 03/15/19	225,000	284,773
Philip Morris International, Inc.
1.13%, 08/21/17	100,000	99,793
2.50%, 08/22/22	100,000	100,674
3.88%, 08/21/42	200,000	201,970
Procter & Gamble Co.
1.80%, 11/15/15	375,000	387,922
4.70%, 02/15/19	42,000	49,689
5.55%, 03/05/37	50,000	67,328
Quest Diagnostics, Inc.
3.20%, 04/01/16	100,000	105,555
Reynolds American, Inc.
7.63%, 06/01/16	75,000	89,800
3.25%, 11/01/22	100,000	100,660
Safeway, Inc.
3.95%, 08/15/20	225,000	225,418
Sanofi
2.63%, 03/29/16	100,000	105,334
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	100,000	101,373
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	125,000	164,160
The Coca-Cola Co.
1.50%, 11/15/15	200,000	204,958
3.15%, 11/15/20	150,000	163,512
The Kroger Co.
7.50%, 04/01/31	100,000	130,122
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	56,593
3.60%, 08/15/21 (b)	50,000	53,275
Unilever Capital Corp.
3.65%, 02/15/14	150,000	155,135
Watson Pharmaceuticals, Inc.
1.88%, 10/01/17	100,000	101,430
3.25%, 10/01/22 (b)	250,000	255,732
4.63%, 10/01/42 (b)	100,000	104,537
Wyeth LLC
5.95%, 04/01/37	200,000	267,754

		11,567,287

Energy 1.6%
Anadarko Petroleum Corp.
5.95%, 09/15/16	225,000	259,223
6.38%, 09/15/17	200,000	239,147
6.45%, 09/15/36	100,000	125,695
Apache Corp.
4.75%, 04/15/43 (b)	150,000	163,965
Baker Hughes, Inc.
3.20%, 08/15/21 (b)	100,000	106,807
BP Capital Markets PLC
3.63%, 05/08/14	220,000	229,079
4.75%, 03/10/19	250,000	290,268
Canadian Natural Resources Ltd.
6.25%, 03/15/38	100,000	129,286
Chevron Corp.
4.95%, 03/03/19	100,000	119,459
Conoco, Inc.
6.95%, 04/15/29	100,000	139,795

See financial notes 37

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
ConocoPhillips
6.50%, 02/01/39	125,000	177,919
ConocoPhillips Canada
5.63%, 10/15/16	150,000	176,051
Devon Energy Corp.
5.60%, 07/15/41 (b)	200,000	238,476
Encana Corp.
6.50%, 02/01/38	175,000	219,629
Halliburton Co.
6.15%, 09/15/19	125,000	157,632
Hess Corp.
7.30%, 08/15/31	150,000	202,585
Husky Energy, Inc.
7.25%, 12/15/19	200,000	260,096
Marathon Petroleum Corp.
5.13%, 03/01/21	125,000	147,356
Nabors Industries, Inc.
6.15%, 02/15/18	100,000	117,736
Nexen, Inc.
5.88%, 03/10/35	150,000	186,047
Noble Holding International Ltd.
5.25%, 03/15/42	150,000	160,556
Occidental Petroleum Corp.
1.75%, 02/15/17	85,000	87,248
4.10%, 02/01/21 (b)	200,000	229,078
3.13%, 02/15/22 (b)	100,000	106,575
Phillips 66
2.95%, 05/01/17 (c)	100,000	106,092
4.30%, 04/01/22	100,000	111,958
Shell International Finance BV
3.10%, 06/28/15	100,000	106,000
4.30%, 09/22/19	100,000	116,021
6.38%, 12/15/38	45,000	63,457
Suncor Energy, Inc.
6.10%, 06/01/18	100,000	122,126
Talisman Energy, Inc.
3.75%, 02/01/21 (b)	150,000	161,236
Tosco Corp.
7.80%, 01/01/27	150,000	221,500
Total Capital S.A.
3.00%, 06/24/15	100,000	105,688
Transocean, Inc.
5.05%, 12/15/16	200,000	222,886
6.80%, 03/15/38	150,000	184,234
Valero Energy Corp.
6.13%, 02/01/20	150,000	182,667
Weatherford International Ltd.
4.50%, 04/15/22 (b)	175,000	186,066

		6,159,639

Other Industrial 0.0%
Howard Hughes Medical Institute
3.45%, 09/01/14	50,000	52,543

		52,543

Technology 0.9%
Cisco Systems, Inc.
2.90%, 11/17/14	266,000	277,748
5.90%, 02/15/39	100,000	130,630
Corning, Inc.
1.45%, 11/15/17	200,000	201,022
Dell, Inc.
5.88%, 06/15/19	100,000	115,470
Google, Inc.
2.13%, 05/19/16	75,000	78,379
Harris Corp.
6.15%, 12/15/40	50,000	59,465
Hewlett-Packard Co.
6.13%, 03/01/14	150,000	157,727
2.60%, 09/15/17	200,000	195,045
6.00%, 09/15/41	200,000	198,651
Intel Corp.
1.95%, 10/01/16	200,000	206,808
International Business Machines Corp.
0.55%, 02/06/15	180,000	180,127
5.70%, 09/14/17	150,000	181,340
1.88%, 05/15/19	100,000	101,652
7.00%, 10/30/25	105,000	151,940
Microsoft Corp.
2.50%, 02/08/16	100,000	105,344
4.50%, 10/01/40	100,000	111,584
Oracle Corp.
5.75%, 04/15/18	165,000	201,040
3.88%, 07/15/20	180,000	203,345
5.38%, 07/15/40	100,000	125,174
Pitney Bowes, Inc.
4.75%, 01/15/16	100,000	102,996
Science Applications International Corp.
5.50%, 07/01/33	50,000	49,401
Texas Instruments, Inc.
2.38%, 05/16/16	100,000	104,745
Xerox Corp.
4.25%, 02/15/15	400,000	420,889

		3,660,522

Transportation 0.5%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	140,000	161,623
5.05%, 03/01/41 (b)	80,000	91,178
CSX Corp.
6.25%, 04/01/15	200,000	224,071
4.25%, 06/01/21 (b)	150,000	168,938
4.10%, 03/15/44 (b)	100,000	99,145
FedEx Corp.
2.63%, 08/01/22	200,000	199,392
3.88%, 08/01/42	200,000	196,397
Norfolk Southern Corp.
3.00%, 04/01/22 (b)	150,000	154,164
Southwest Airlines Co.
5.13%, 03/01/17	220,000	243,682
Union Pacific Corp.
4.00%, 02/01/21 (b)	180,000	202,142

		1,740,732

		46,360,878

Utilities 2.3%

Electric 1.6%
Alabama Power Co.
4.10%, 01/15/42	100,000	103,121
Appalachian Power Co.
7.00%, 04/01/38	250,000	341,402
Commonwealth Edison Co.
1.95%, 09/01/16 (b)	50,000	51,628

38 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Consolidated Edison Co. of New York, Inc.
5.85%, 04/01/18	200,000	243,704
Detroit Edison Co.
3.95%, 06/15/42 (b)	100,000	101,769
Dominion Resources, Inc.
1.80%, 03/15/14	300,000	304,022
Duke Energy Carolinas LLC
6.05%, 04/15/38	200,000	262,951
5.30%, 02/15/40	100,000	120,472
Duke Energy Corp.
6.30%, 02/01/14	100,000	105,973
Duke Energy Indiana, Inc.
3.75%, 07/15/20	175,000	194,107
Entergy Corp.
3.63%, 09/15/15	250,000	261,791
Exelon Generation Co. LLC
5.20%, 10/01/19	142,000	161,209
4.00%, 10/01/20 (b)	150,000	157,947
FirstEnergy Corp.
7.38%, 11/15/31	300,000	388,565
Florida Power & Light Co.
5.95%, 02/01/38	150,000	200,399
Florida Power Corp.
6.40%, 06/15/38	91,000	123,007
Georgia Power Co.
4.75%, 09/01/40	150,000	164,743
Midamerican Energy Holdings Co.
5.75%, 04/01/18	100,000	120,564
6.13%, 04/01/36	200,000	253,327
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	100,000	120,376
Pacific Gas & Electric Co.
4.25%, 05/15/21 (b)	200,000	230,000
6.05%, 03/01/34	192,000	248,182
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	100,000	100,675
PPL Energy Supply LLC
6.20%, 05/15/16	150,000	171,775
6.50%, 05/01/18	200,000	239,765
4.60%, 12/15/21 (b)	100,000	108,620
PSEG Power LLC
5.13%, 04/15/20	150,000	173,137
Public Service Electric & Gas Co.
3.95%, 05/01/42 (b)	100,000	103,192
San Diego Gas & Electric Co.
4.30%, 04/01/42 (b)	100,000	110,490
Southern California Edison Co.
5.75%, 03/15/14	150,000	159,266
5.50%, 08/15/18	100,000	122,428
Union Electric Co.
3.90%, 09/15/42 (b)	100,000	101,784
Virginia Electric & Power Co.
6.00%, 05/15/37	50,000	65,951
Westar Energy, Inc.
4.13%, 03/01/42 (b)	100,000	104,807
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	200,000	234,258

		6,055,407

Natural Gas 0.7%
El Paso Pipeline Partners Operating Co. LLC
4.70%, 11/01/42 (b)	100,000	98,545
Energy Transfer Partners LP
6.70%, 07/01/18	50,000	60,316
4.65%, 06/01/21 (b)	100,000	110,066
7.50%, 07/01/38	100,000	129,744
Enterprise Products Operating LLC
9.75%, 01/31/14	100,000	109,438
6.30%, 09/15/17	100,000	121,089
5.20%, 09/01/20	150,000	179,332
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	50,000	63,089
5.80%, 03/15/35	100,000	114,316
5.00%, 08/15/42 (b)	100,000	106,394
Magellan Midstream Partners LP
4.20%, 12/01/42 (b)	100,000	96,699
Nisource Finance Corp.
5.40%, 07/15/14	200,000	213,211
Plains All American Pipeline LP
3.65%, 06/01/22 (b)	200,000	212,142
6.65%, 01/15/37	100,000	131,397
Sempra Energy
6.00%, 10/15/39	100,000	126,895
Southern Natural Gas Co.
5.90%, 04/01/17 (c)	150,000	177,004
Southwest Gas Corp.
3.88%, 04/01/22 (b)	100,000	110,581
TransCanada PipeLines Ltd.
3.80%, 10/01/20	56,000	62,596
7.63%, 01/15/39	50,000	75,479
Williams Partners LP
7.25%, 02/01/17	350,000	425,575
6.30%, 04/15/40	50,000	61,346

		2,785,254

Other Utilities 0.0%
Veolia Environnement S.A.
6.00%, 06/01/18	100,000	117,382

		117,382

		8,958,043

Total Corporate Bonds
(Cost $79,759,504)		82,414,541

Foreign Securities 4.5% of net assets

Foreign Agencies 1.4%

Austria 0.1%
Oesterreichische Kontrollbank AG
1.75%, 10/05/15	75,000	77,369
2.00%, 06/03/16	150,000	155,934

		233,303

Canada 0.0%
Export Development Canada
2.25%, 05/28/15	100,000	104,491
1.25%, 10/27/15	60,000	61,441

		165,932

Cayman Islands 0.2%
Petrobras International Finance Co.
2.88%, 02/06/15	400,000	411,438

See financial notes 39

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
6.88%, 01/20/40	300,000	384,110

		795,548

Germany 0.7%
Kreditanstalt fuer Wiederaufbau
2.63%, 02/16/16 (d)	375,000	398,512
4.88%, 01/17/17 (d)	450,000	523,433
1.25%, 02/15/17 (d)	350,000	357,502
4.50%, 07/16/18 (d)	300,000	354,382
4.88%, 06/17/19 (d)	200,000	243,805
2.75%, 09/08/20 (d)	200,000	216,636
2.38%, 08/25/21 (d)	400,000	417,535

		2,511,805

Japan 0.1%
Japan Bank for International Cooperation
2.25%, 07/13/16	200,000	210,704

		210,704

Mexico 0.1%
Petroleos Mexicanos
5.50%, 01/21/21	400,000	469,400

		469,400

Norway 0.0%
Statoil A.S.A.
2.90%, 10/15/14	100,000	104,115

		104,115

Republic of Korea 0.1%
Export-Import Bank of Korea
5.88%, 01/14/15	100,000	109,723
4.38%, 09/15/21	300,000	332,966

		442,689

Sweden 0.0%
Svensk Exportkredit AB
5.13%, 03/01/17	150,000	174,406

		174,406

United States 0.1%
Pemex Project Funding Master Trust
6.63%, 06/15/35	300,000	382,500

		382,500

		5,490,402

Foreign Local Government 0.5%

Canada 0.5%
Hydro-Quebec
2.00%, 06/30/16	200,000	208,576
8.05%, 07/07/24	60,000	88,418
Province of British Columbia
2.85%, 06/15/15	200,000	211,666
Province of Manitoba
1.75%, 05/30/19	100,000	101,880
Province of Ontario
2.95%, 02/05/15	460,000	483,728
4.00%, 10/07/19	225,000	258,667
2.45%, 06/29/22	500,000	507,613
Province of Quebec
7.50%, 09/15/29	68,000	103,631

		1,964,179

Sovereign 1.2%

Brazil 0.2%
Federative Republic of Brazil
6.00%, 01/17/17	350,000	413,875
4.88%, 01/22/21	100,000	121,000
8.25%, 01/20/34	150,000	253,125
7.13%, 01/20/37	100,000	153,500

		941,500

Canada 0.1%
Canada Government International Bond
2.38%, 09/10/14	200,000	207,184

		207,184

Chile 0.0%
Chile Government International Bond
3.63%, 10/30/42	100,000	99,250

		99,250

Colombia 0.1%
Colombia Government International Bond
7.38%, 03/18/19	300,000	395,850
7.38%, 09/18/37	100,000	156,050

		551,900

Italy 0.2%
Italy Government International Bond
3.13%, 01/26/15	350,000	355,630
5.38%, 06/12/17	100,000	107,126
6.88%, 09/27/23	150,000	176,453
5.38%, 06/15/33	200,000	201,888

		841,097

Mexico 0.2%
Mexico Government International Bond
5.88%, 02/17/14	300,000	315,750
5.63%, 01/15/17	150,000	174,750
8.00%, 09/24/22	100,000	144,750
6.05%, 01/11/40	150,000	201,900

		837,150

Panama 0.1%
Panama Government International Bond
6.70%, 01/26/36	200,000	285,000

		285,000

Peru 0.1%
Peruvian Government International Bond
7.13%, 03/30/19	250,000	328,500

		328,500

Poland 0.1%
Poland Government International Bond
5.25%, 01/15/14	100,000	105,100
5.00%, 10/19/15	150,000	167,438

		272,538

Republic of Korea 0.1%
Republic of Korea
7.13%, 04/16/19	150,000	195,093

		195,093

40 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

South Africa 0.0%
South Africa Government International Bond
4.67%, 01/17/24	100,000	113,500

		113,500

		4,672,712

Supranational 1.4%
African Development Bank
2.50%, 03/15/16	150,000	159,393
Asian Development Bank
2.63%, 02/09/15	400,000	418,855
2.50%, 03/15/16	150,000	159,679
European Bank for Reconstruction & Development
1.63%, 09/03/15	500,000	514,605
European Investment Bank
4.63%, 05/15/14	200,000	211,451
4.63%, 10/20/15	400,000	444,655
2.50%, 05/16/16	325,000	344,657
5.13%, 05/30/17	500,000	591,344
4.00%, 02/16/21	700,000	815,135
Inter-American Development Bank
3.00%, 04/22/14	100,000	103,652
4.50%, 09/15/14	300,000	321,407
5.13%, 09/13/16	100,000	116,522
International Bank for Reconstruction & Development
2.13%, 03/15/16	400,000	421,284
0.88%, 04/17/17	350,000	354,597
International Finance Corp.
2.13%, 11/17/17	300,000	318,400

		5,295,636

Total Foreign Securities
(Cost $16,882,876)		17,422,929

Mortgage-Backed Securities 29.6% of net assets

U.S. Government Agency Mortgages 29.6%
Fannie Mae
5.50%, 02/01/17 to 09/01/38 (b)	5,787,783	6,325,992
5.00%, 02/01/18 to 06/01/41 (b)	5,078,891	5,536,160
3.50%, 10/01/18 to 11/01/42 (b)	6,282,657	6,722,021
4.00%, 09/01/20 to 04/01/42 (b)	6,731,314	7,256,170
4.50%, 09/01/24 to 07/01/42 (b)	6,503,262	7,065,632
3.00%, 01/01/26 to 12/01/42 (b)	3,622,802	3,821,482
2.50%, 10/01/27 to 11/01/27 (b)	679,606	711,672
6.00%, 06/01/37 to 10/01/39 (b)	2,854,316	3,128,880
3.64%, 03/01/40 (a)(b)	437,847	463,783
3.36%, 04/01/40 (a)(b)	167,762	176,885
3.61%, 05/01/40 (a)(b)	140,273	148,649
Fannie Mae TBA
2.50%, 01/01/28 (b)	1,300,000	1,359,719
3.00%, 01/01/28 to 01/01/43 (b)	1,400,000	1,475,031
3.50%, 01/01/28 to 01/01/43 (b)	2,000,000	2,131,285
4.00%, 01/01/28 to 01/01/43 (b)	2,900,000	3,108,359
4.50%, 01/01/28 to 01/01/43 (b)	2,800,000	3,022,222
5.00%, 01/01/28 to 01/01/43 (b)	1,600,000	1,733,016
5.50%, 01/01/28 (b)	400,000	429,281
6.00%, 01/01/43 (b)	1,300,000	1,420,047
Freddie Mac
4.50%, 02/01/13 to 09/01/41 (b)	4,423,422	4,746,936
5.00%, 06/01/18 to 09/01/40 (b)	3,124,763	3,437,116
5.50%, 11/01/18 to 02/01/40 (b)	1,652,230	1,783,290
4.00%, 12/01/20 to 10/01/41 (b)	3,882,523	4,160,205
3.50%, 11/01/25 to 09/01/42 (b)	3,934,254	4,184,774
3.00%, 10/01/26 to 04/01/27 (b)	1,239,199	1,306,833
2.50%, 07/01/27 (b)	94,862	99,210
6.00%, 10/01/37 to 04/01/38 (b)	1,278,801	1,391,854
6.50%, 11/01/37 to 09/01/39 (b)	1,051,724	1,197,142
3.00%, 05/01/41 (a)(b)	78,960	82,840
Freddie Mac TBA
2.50%, 01/01/28 (b)	800,000	835,125
3.50%, 01/01/28 to 01/01/43 (b)	500,000	529,414
3.00%, 01/01/43 (b)	1,800,000	1,882,406
4.00%, 01/01/43 (b)	600,000	640,687
4.50%, 01/01/43 (b)	1,000,000	1,073,281
5.00%, 01/01/43 (b)	400,000	430,438
5.50%, 01/01/43 (b)	600,000	647,625
Ginnie Mae
4.00%, 04/20/26 to 06/20/42 (a)(b)	4,267,625	4,674,143
3.50%, 05/20/26 to 10/20/42 (b)	3,557,485	3,868,723
3.00%, 02/20/27 to 12/20/42 (a)(b)	2,179,829	2,317,522
5.50%, 04/15/33 to 11/15/38 (b)	1,540,537	1,698,614
5.00%, 10/15/34 to 04/20/40 (b)	3,289,321	3,610,447
6.00%, 02/15/37 to 12/15/38 (b)	954,648	1,066,254
4.50%, 08/20/37 to 12/20/41 (a)(b)	4,977,621	5,485,572
6.00%, 10/20/37 (a)(b)	99,942	106,935
2.50%, 08/20/38 (a)(b)	500,963	521,482
Ginnie Mae TBA
3.00%, 01/01/43 (b)	800,000	850,625
3.50%, 01/01/43 (b)	1,700,000	1,847,289
4.00%, 01/01/43 (b)	500,000	548,516
4.50%, 01/01/43 (b)	1,500,000	1,642,734

See financial notes 41

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
5.00%, 01/01/43 (b)	1,000,000	1,090,938
5.50%, 01/01/43 (b)	900,000	987,610

Total Mortgage-Backed Securities
(Cost $114,113,475)		114,782,866

Municipal Bonds 1.0% of net assets

Fixed-Rate Obligations 1.0%
Bay Area Toll Authority
RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	100,000	144,011
California,
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	100,000	139,175
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	250,000	360,700
Catholic Health Initiatives
1.60%, 11/01/17	100,000	101,187
4.35%, 11/01/42	225,000	230,426
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39	100,000	125,788
Dallas County Hospital District
GO (Build America Bonds) Series C
5.62%, 08/15/44	150,000	193,344
Georgia
GO (Build America Bonds) Series H
4.50%, 11/01/25	40,000	46,698
Los Angeles USD
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	200,000	267,158
Metropolitan Government of Nashville & Davidson County
GO (Build America Bonds) Series 2010
5.71%, 07/01/34	20,000	25,194
Metropolitan Transportation Authority
RB (Build America Bonds) Series E
6.81%, 11/15/40	150,000	198,418
New Jersey State Turnpike Authority
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	100,000	144,233
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41	200,000	259,542
San Francisco CA City & County Public Utilities Commission
Water System RB (Build America Bonds) Series 2010DE
6.00%, 11/01/40	400,000	499,968
State of Connecticut
GO Bonds Series 2008A
5.85%, 03/15/32	200,000	253,976
State of Illinois
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	400,000	396,064
Texas Transportation Commission
RB (Build America Bonds) Series B
5.03%, 04/01/26	200,000	243,680
Yale University
Medium-Term Notes Series B
2.90%, 10/15/14	200,000	208,783

Total Municipal Bonds
(Cost $3,683,356)		3,838,345

U.S. Government and Government Agencies 40.9% of net assets

U.S. Government Agency Securities 4.9%
Fannie Mae
1.13%, 06/27/14	732,000	742,008
0.55%, 02/27/15 (b)	2,000,000	2,008,048
1.63%, 10/26/15	2,032,000	2,103,577
1.13%, 04/27/17	469,000	478,080
0.88%, 08/28/17	1,172,000	1,176,721
7.13%, 01/15/30	277,000	436,450
Federal Farm Credit Bank
4.88%, 12/16/15	321,000	362,557
Federal Home Loan Bank
0.88%, 12/27/13	1,800,000	1,812,766
1.00%, 06/21/17	235,000	237,940
1.00%, 11/09/17 (b)	500,000	501,116
5.00%, 11/17/17	785,000	942,136
Freddie Mac
1.00%, 07/30/14	2,850,000	2,885,323
0.50%, 04/17/15	564,000	566,628
0.60%, 05/22/15 (b)	600,000	600,962
2.25%, 07/03/17 (b)	600,000	606,365
2.00%, 07/17/17 (b)	500,000	505,065
1.00%, 07/28/17	119,000	120,330
2.38%, 01/13/22	1,651,000	1,728,268
6.75%, 03/15/31	264,000	406,965
Tennessee Valley Authority
6.75%, 11/01/25	488,000	714,317

		18,935,622

U.S. Treasury Obligations 36.0%
U.S. Treasury Bonds
9.13%, 05/15/18	2,115,000	3,044,608
8.00%, 11/15/21	1,954,000	3,017,556
6.00%, 02/15/26	819,000	1,185,247
6.75%, 08/15/26	1,304,000	2,014,883
6.13%, 11/15/27	600,000	891,469
5.25%, 02/15/29	290,000	401,650
6.25%, 05/15/30	330,000	510,314
4.75%, 02/15/37	1,100,000	1,500,984
4.38%, 02/15/38	1,864,000	2,418,831
3.50%, 02/15/39	729,000	824,226
4.38%, 11/15/39	804,000	1,046,080
4.63%, 02/15/40	745,000	1,006,681
4.25%, 11/15/40	192,000	245,190
3.75%, 08/15/41	1,478,000	1,737,343
3.13%, 02/15/42	2,676,000	2,798,510
3.00%, 05/15/42	1,858,000	1,893,127
2.75%, 11/15/42	300,000	289,078
U.S. Treasury Notes
0.25%, 01/31/14	1,276,000	1,276,997
0.25%, 02/28/14	2,549,000	2,550,792

42 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
1.25%, 04/15/14	3,569,000	3,616,682
1.00%, 05/15/14	4,408,000	4,455,871
0.25%, 05/31/14	4,332,000	4,334,707
0.13%, 07/31/14	6,549,100	6,539,126
0.25%, 09/15/14	3,700,000	3,701,447
0.50%, 10/15/14	3,100,000	3,114,533
0.38%, 11/15/14	3,233,000	3,241,082
2.38%, 02/28/15	880,000	919,737
2.50%, 03/31/15	2,789,000	2,928,015
2.50%, 04/30/15	1,414,000	1,486,247
2.13%, 05/31/15	1,626,000	1,696,757
1.88%, 06/30/15	5,204,100	5,406,571
1.75%, 07/31/15	4,881,000	5,060,225
0.25%, 09/15/15	4,000,000	3,991,876
1.25%, 10/31/15	5,500,000	5,640,508
2.13%, 02/29/16	1,075,000	1,133,706
2.25%, 03/31/16	2,019,000	2,139,668
2.00%, 04/30/16	1,806,000	1,900,392
2.63%, 04/30/16	1,075,000	1,153,105
3.25%, 05/31/16	954,000	1,044,779
3.00%, 09/30/16	1,534,000	1,676,734
0.88%, 01/31/17	3,464,000	3,510,549
3.25%, 03/31/17	2,070,000	2,302,229
0.63%, 05/31/17	2,438,000	2,442,191
0.63%, 08/31/17	2,600,000	2,597,969
1.88%, 08/31/17	3,033,600	3,204,477
1.88%, 09/30/17	1,833,000	1,935,820
0.75%, 10/31/17	2,700,000	2,709,283
1.88%, 10/31/17	1,590,000	1,679,811
2.88%, 03/31/18	1,326,000	1,470,203
2.63%, 04/30/18	2,821,000	3,092,081
1.38%, 09/30/18	1,028,000	1,056,913
1.25%, 04/30/19	1,658,000	1,683,260
0.88%, 07/31/19	3,000,000	2,963,439
3.38%, 11/15/19	2,824,700	3,248,185
1.00%, 11/30/19	1,000,000	990,469
2.63%, 08/15/20	1,616,000	1,774,822
2.63%, 11/15/20	2,368,000	2,599,249
3.63%, 02/15/21	1,824,000	2,141,349
2.13%, 08/15/21	1,977,900	2,079,576
1.63%, 08/15/22	2,500,000	2,483,985

		139,801,194

Total U.S. Government and Government Agencies
(Cost $156,502,153)		158,736,816

	Number	Value
Security	of Shares	($)

Other Investment Company 1.3% of net assets

Money Market Fund 1.3%
State Street Institutional U.S. Government Money Market Fund	5,187,570	5,187,570

Total Other Investment Company
(Cost $5,187,570)		5,187,570

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Short-Term Investments 6.8% of net assets

U.S. Treasury Obligations 6.8%
U.S. Treasury Bills
0.02%, 01/10/13 (e)	10,000,000	9,999,942
0.01%, 01/17/13 (e)	10,000,000	9,999,958
0.01%, 01/24/13 (e)	6,500,000	6,499,979

Total Short-Term Investments
(Cost $26,499,879)		26,499,879

End of Investments

At 12/31/12, the tax basis cost of the fund’s investments was $411,017,158 and the unrealized appreciation and depreciation were $6,726,811 and ($395,477), respectively, with a net unrealized appreciation of $6,331,334.

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,121,984 or 0.3% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the purchase yield.

GO —	General obligation
RB —	Revenue bond
USD —	Unified school district

See financial notes 43

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2012 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Asset-Backed Obligations[1]	$—	$1,314,202	$—	$1,314,202
Commercial Mortgage Backed Securities[1]	—	7,151,344	—	7,151,344
Corporate Bonds[1]	—	82,414,541	—	82,414,541
Foreign Securities[1]	—	17,422,929	—	17,422,929
Mortgage-Backed Securities[1]	—	114,782,866	—	114,782,866
Municipal Bonds[1]	—	3,838,345	—	3,838,345
U.S. Government and Government Agencies[1]	—	158,736,816	—	158,736,816
Other Investment Company[1]	5,187,570	—	—	5,187,570
Short-Term Investments[1]	—	26,499,879	—	26,499,879

Total	$5,187,570	$412,160,922	$—	$417,348,492

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012.

44 See financial notes

 Schwab U.S. Aggregate Bond ETF

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at value (cost $410,973,789)		$417,348,492
Cash		43,853
Receivables:
Investments sold		3,091,590
Interest	+	2,241,782

Total assets		422,725,717

Liabilities

Payables:
Investments bought		34,131,037
Investment adviser fees		1,638
Distributions to shareholders	+	639,360

Total liabilities		34,772,035

Net Assets

Total assets		422,725,717
Total liabilities	—	34,772,035

Net assets		$387,953,682

Net Assets by Source
Capital received from investors		382,141,991
Net investment income not yet distributed		3,163
Net realized capital losses		(566,175)
Net unrealized capital gains		6,374,703

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$387,953,682		7,400,001		$52.43

See financial notes 45

 Schwab U.S. Aggregate Bond ETF

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$4,471,986

Expenses

Investment adviser fees		229,057
Interest expense	+	502

Total expenses	−	229,559

Net investment income		4,242,427

Realized and Unrealized Gains (Losses)

Net realized gains on investments		1,219,692
Net realized gains on in-kind redemptions	+	304,809

Net realized gains		1,524,501
Net unrealized gains on investments	+	3,838,447

Net realized and unrealized gains		5,362,948

Net increase in net assets resulting from operations		$9,605,375

46 See financial notes

 Schwab U.S. Aggregate Bond ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			7/13/11*-12/31/11
Net investment income		$4,242,427	$828,728
Net realized gains (losses)		1,524,501	(17,818)
Net unrealized gains	+	3,838,447	2,536,256

Net increase in net assets resulting from operations		9,605,375	3,347,166

Distributions to Shareholders

Distributions from net investment income		($5,943,661)	($892,380)

Transactions in Fund Shares

		1/1/12-12/31/12		7/13/11*-12/31/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,600,000	$240,483,446	3,200,001	$162,349,508
Shares redeemed	+	(400,000)	(20,995,772)	—	—

Net transactions in fund shares		4,200,000	$219,487,674	3,200,001	$162,349,508

Shares Outstanding and Net Assets

		1/1/12-12/31/12		7/13/11*-12/31/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,200,001	$164,804,294	—	$—
Total increase	+	4,200,000	223,149,388	3,200,001	164,804,294

End of period		7,400,001	$387,953,682	3,200,001	$164,804,294

Net investment income not yet distributed			$3,163		$6,799

*	Commencement of operations.

See financial notes 47

 Schwab Fixed-Income ETFs

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Large-Cap Value ETF
Schwab U.S. TIPS ETF	Schwab U.S. Mid-Cap ETF
Schwab U.S. Short-Term U.S. Treasury ETF	Schwab U.S. Small-Cap ETF
Schwab U.S. Intermediate-Term U.S. Treasury ETF	Schwab U.S. Dividend Equity ETF
Schwab U.S. Aggregate Bond ETF	Schwab International Equity ETF
Schwab U.S. Broad Market ETF	Schwab International Small-Cap Equity ETF
Schwab U.S. Large-Cap ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. REIT ETF

The funds issue and redeem shares at their net asset value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board’’), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

 Schwab Fixed-Income ETFs

2. Significant Accounting Policies (continued):

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign government, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

If applicable, the value of the securities on loan as of December 31, 2012 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of an inflation-protected security, interest is paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the

 Schwab Fixed-Income ETFs

2. Significant Accounting Policies (continued):

principal amount of an inflation-protected security will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in Security Valuation section. The fund’s use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains or losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Pursuant to the Investment Advisory Agreement between the adviser and each fund, the adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income monthly and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(j) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative

 Schwab Fixed-Income ETFs

2. Significant Accounting Policies (continued):

instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the shareholder could lose money.

The funds are not actively managed. Therefore, the funds follow the securities included in the index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance is normally below that of their respective index.

The funds are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a sharp rise in interest rates could cause a fund’s share price to fall. The longer a fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

To the extent a fund uses statistical sampling techniques, the fund may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund uses a sampling approach it may not track the return of the index as well as it would if a fund purchased all of the securities in its benchmark index.

As index funds, the funds seek to track the performance of their benchmark index, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error“. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in its benchmark index or match the securities’ weighting to the benchmark.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and

 Schwab Fixed-Income ETFs

3. Risk Factors (continued):

higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.

With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of these and other principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Effective September 20, 2012, the rate is:

	Schwab	Schwab	Schwab
Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

0.07%	0.08%	0.10%	0.05%

Prior to September 20, 2012, the rate was:

	Schwab	Schwab	Schwab
Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

0.14%	0.12%	0.12%	0.10%

The funds may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, the funds had no direct security transactions with other Schwab ETFs.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

 Schwab Fixed-Income ETFs

5. Other Service Providers (continued):

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2012, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Long-Term
	U.S. Government	Purchases of Other	Total Purchases of
	Securities Transactions	Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$100,192,172	$—	$100,192,172
Schwab Short-Term U.S. Treasury ETF	237,066,771	—	237,066,771
Schwab Intermediate-Term U.S. Treasury ETF	117,740,704	—	117,740,704
Schwab U.S. Aggregate Bond ETF	522,144,189	102,695,656	624,839,845

	Sales/Maturities of
	Long-Term
	U.S. Government	Sales/Maturities of	Total Sales/Maturities of
	Securities Transactions	Other Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$102,029,672	$—	$102,029,672
Schwab Short-Term U.S. Treasury ETF	215,917,483	—	215,917,483
Schwab Intermediate-Term U.S. Treasury ETF	82,063,374	—	82,063,374
Schwab U.S. Aggregate Bond ETF	383,307,273	37,396,605	420,703,878

9. In-Kind Transactions:

The consideration for the purchase of Creation Units (as defined below) of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the applicable fund, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended December 31, 2012 were as follows:

	In-kind Purchases of Securities	In-kind Sales of Securities

Schwab U.S. TIPS ETF	$284,692,751	$23,240,876
Schwab Short-Term U.S. Treasury ETF	103,881,097	54,631,675
Schwab Intermediate-Term U.S. Treasury ETF	172,342,068	108,628,657
Schwab U.S. Aggregate Bond ETF	24,949,080	8,299,386

 Schwab Fixed-Income ETFs

9. In-Kind Transactions (continued):

For the period ended December 31, 2012, certain funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2012 are disclosed in the funds’ Statements of Operations.

10. Federal Income Taxes

As of December 31, 2012, the components of distributable earnings on a tax-basis were as follows:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Undistributed ordinary income	$40,928	$—	$—	$3,163
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	33,992,319	468,407	1,883,688	6,726,811
Unrealized depreciation	(97,722)	(840)	(36,345)	(395,477)

Net unrealized appreciation/(depreciation)	33,894,597	467,567	1,847,343	6,331,334

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the funds had capital losses deferred as follows:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Deferred capital losses	$10,775	$—	$6,799	$151,363

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
Expiration Date	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

December 31, 2018	$39	$366	$2,072	$—
No expiration*	268,999	42,625	182,326	371,442

Total	$269,038	$42,991	$184,398	$371,442

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which increases the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

 Schwab Fixed-Income ETFs

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Current period distributions
Ordinary Income	$7,805,761	$628,485	$1,890,686	$5,943,661
Long-term capital gains	—	—	—	—

Prior period distributions
Ordinary Income	5,706,922	543,241	1,083,811	892,380
Long-term capital gains	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2012, the funds made the following reclassifications:

		Schwab	Schwab	Schwab
	Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Capital shares	$2,627,520	$226,636	$4,013,596	$304,809
Undistributed net investment income	36,030	309	1,094	1,697,598
Net realized gains and losses	(2,663,550)	(226,945)	(4,014,690)	(2,002,407)

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the funds did not incur any interest or penalties.

For the period ended December 31, 2012, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:

	Schwab	Schwab	Schwab
Schwab	Short-Term	Intermediate-Term	U.S. Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

$2,627,949	$230,030	$4,016,023	$304,809

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S Aggregate Bond ETF (four of the portfolios constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of December 31, 2012

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint“). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Schwab U.S. TIPS ETF
Commencement of trading 8/5/10 through 12/31/12	3	—	—	1	—	—

Schwab Short-Term U.S. Treasury ETF
Commencement of trading 8/5/10 through 12/31/12	—	—	—	—	—	—

Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading 8/5/10 through 12/31/12	—	—	—	1	—	—

Schwab U.S. Aggregate Bond ETF
Commencement of trading 7/14/11 through 12/31/12	4	—	—	—	—	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on August 28, 2012, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Funds, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired (January 2009 – present). Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	17	Director, PS Business Parks, Inc. (2005 – Feb. 2012).
Trustee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012.)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant (wealth management) (January 2008 – April 2012); CEO, Kochis Fitz (wealth management) (June 1991 – December 2007).	17	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	17	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	94	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

Barclays U.S. Treasury 1 − 3yr Index An index that measures the performance of short term government bonds issued by the US Treasury.

Barclays U.S. Treasury 7 − 10yr Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of between 7 and 10 years.

Barclays U.S. Treasury Long Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of 10 or more years.

bid The price at which someone is willing to buy a security.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

credit quality The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change of are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity The ability to convert a security or asset quickly into cash.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid);

however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

primary market The market that deals with the issuance of new securities.

replication If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

sampling If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

Treasury inflation protected security (TIPS) A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.

weighted average For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2012 Schwab ETFs. All rights reserved.

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each a solid investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60171-02
00093396

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f) (1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Robert W. Burns, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of Mr. Burns as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of fifteen operational series. Ten series have a fiscal year-end of August 31, four series have a fiscal year-end of December 31 (whose annual financial statements are reported in Item 1), and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifteen operational series, based on their respective 2012 and 2011 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Fees
2012: $225,950                     2011: $157,663
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2012: $31,336                     2011: $23,029
Nature of these services: tax provision review.
         In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2012: $109,088                     2011: $76,960
Nature of these services: preparation and review of tax returns.
         In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2012: None                     2011: None

         In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2012: $140,424                     2011: $99,989
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	2/15/13
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	2/15/13

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	2/15/13